MultiCell Immunotherapeutics

Overview

FALL 2016

Immuno-Oncology Therapeutics



Antibody-Drug Conjugates Therapeutic Mechanism of Action



1 ADC in plasma
2 ADC binds to receptor
3 ADC-receptor complex is internalized
4 Cytotoxic agent is released
5 Apoptosis (cell death)

Reference: Carter PJ et al. *Cancer J.* 2008;14(3):154-169.


TOP 5 Companies and ADC in Pipeline
10
22
11
16
20
F. Hoffmann-La Roche Ltd.
Philogen S.p.A.
Seattle Genetics, Inc.
ADC Therapeutics Sarl
ImmunoGen, Inc.

FDA Approved Antibody-Drug Conjugates


ADCETRIS® 50 mg
Powder for concentrate for solution for infusion
brentuximab vedotin
For intravenous use after reconstitution and dilution.
1 vial
Takeda Global Research and Development Centre (Europe) Ltd
61 Aldwych, London WC2B 4AE, United Kingdom
ADCETRIS® 50 mg
brentuximab vedotin
For intravenous use after


Kadcyla™
(ado-trastuzumab emtansine)
For Injection
100 mg per vial
For Intravenous Infusion Only
Reconstitute and Dilute prior to administration
Single-Dose Vial –
Discard Unused Portion
KEEP REFRIGERATED
1 vial
℞ only
Genentech

Antibody-Drug Conjugates Clinical Trials

Antibody–drug conjugate	Target antigen	Linker-cytotoxic compound	Antibody	Tumour type(s)	Developer	Status
Gemtuzumab ozogamicin (Mylotarg®)	CD33 (siglec-3)	Hydrazone, AcBu N-acetyl-γ calicheamicin Calicheamicin	hP67.6 humanized IgG4	Acute myeloid leukemia	Pfizer	US FDA conditional approval 5/2000. Withdrawn 8/2011
Brentuximab vedotin (Adcetris®, SGN35)	CD30	Dipeptide, vc-MMAE	brentuximab chimeric IgG1	Relapsed/refractory Hodgkin lymphoma and systemic anaplastic large cell lymphoma	Seattle Genetics Millennium-Takeda	US FDA conditional approval 8/2011. Phase III and Phase I/II combinations
Trastuzumab emtansine (T-DM1)	HER2 (ErbB2)	Non-cleavable thioether SMCC-DM1	trastuzumab humanized IgG1	HER2-positive breast cancer	Genentech- Roche	Phase II and Phase III Biologics License Application filed 08/2012
Inotuzumab ozogamicin (CMC-544)	CD22 (siglec-2)	Hydrazone, AcBu N-acetyl-γ calicheamicin	G5/44 humanized IgG4	B-cell lymphomas	Pfizer	Phase I and Phase I/II Phase III combination
Glembatumumab vedotin (CR011-vcMMAE, CDX-011)	Glycoprotein NMB (osteoactivin)	Dipeptide, vc-MMAE	glembatumumab fully human IgG1	Metastatic breast cancer (MBC) and melanoma	Celldex Therapeutics	Phase II (MBC)
Lorvotuzumab mertansine (IMGN901, huN901-DM1, BB10901)	CD56 (NCAM)	Hindered disulfide SPP-DM1	lorvotuzumab humanized IgG1	SCLC and other CD56-positive solid tumours, multiple myeloma	ImmunoGen	Phase I/II combinations (MM, SCLC)
SAR3419 (huB4-DM4)	CD19	Highly hindered disulfide SPDB-DM4	huB4 humanized IgG1	B cell malignancies (ALL, DLBCL)	Sanofi	Phase II
SGN-75 (h1F6-mcMMAF)	CD70	Non-cleavable mc-MMAF	SGN-70 humanized IgG1	Non-Hodgkin's lymphoma and renal cell carcinoma	Seattle Genetics	Phase I
PSMA ADC	Prostate-specific membrane antigen	Dipeptide, vc-MMAE	anti-PSMA fully human IgG1	Metastatic, hormone-refractory prostate cancer	Progenics Pharmaceuticals	Phase I
BT-062	CD138 (syndecan-1)	Highly hindered disulfide SPDB-DM4	anti-CD138 chimeric IgG4	Multiple myeloma	Biotest	Phase I/II
Anti-AGS-16 ADC (AGS-16M8F)	AGS-16 (ENPP3)	Non-cleavable mc-MMAF	anti-AGS-16 fully human IgG2	Renal cell carcinoma, and liver cancer	Astellas (Agensys)	Phase I
ASG-5ME	SLC44A4 (AGS-5)	Dipeptide, vc-MMAE	anti-AGS-5 fully human IgG2	Pancreatic cancer, and prostate cancer	Astellas (Agensys) Seattle Genetics	Phase I
SAR566658	CA6	Highly hindered disulfide SPDB-DM4	DS6 humanized IgG1	CA6-positive solid tumors	Sanofi	Phase I
BAY 94-9343	Mesothelin	Highly hindered disulfide SPDB-DM4	anti-mesothelin fully human IgG1	Mesothelin-positive solid tumours	Bayer Healthcare	Phase I
IMGN529	CD37	Non-cleavable thioether SMCC-DM1	K7153A humanized IgG1	B cell malignancies	ImmunoGen	Phase 1
IMGN853	FOLR1 (folate receptor alpha)	Highly hindered disulfide Sulfo-SPDB-DM4	M9346A humanized IgG1	Ovarian cancer, NSCL adenocarcinoma	ImmunoGen	Phase 1
ASG-22ME	AGS-22 (nectin-4)	Dipeptide, vc-MMAE	Anti-Nectin fully human IgG	Solid tumours	Astellas (Agensys) Seattle Genetics	Phase I
RG7593	CD22	Dipeptide, vc-MMAE	anti-CD22 human IgG	B cell lymphoma	Genentech-Roche	Phase II
MDX-1203	CD70	Dipeptide (vc), Prodrug of duocarmycin analogue (DNA minor-groove binder and alkylator)	anti-CD70 fully human IgG	Non-Hodgkin's lymphoma and renal cell carcinoma	Bristol-Myers Squibb (Medarex)	Phase I
Milatuzumab-Doxorubicin hLL1-Dox	CD74	Uncleavable thioether SMCC-doxorubicin	IMMU-110 humanized IgG1	Multiple myeloma	Immunomedics	Phase I
RG7596	Not Identified	Dipeptide, vc-MMAE	Not Identified	Haematologic malignancies	Genentech-Roche	Phase II
RG7450	STEAP1	Dipeptide, vc-MMAE	Anti-STEAP-1	Prostate cancer	Genentech-Roche	Phase I
5 ADCs	Not Identified	Dipeptide, vc-MMAE	not Identified	Various solid and liquid cancers	Genentech-Roche	Phase I
AMG595	EGFRvIII	Non-cleavable thioether SMCC-DM1	Anti-EGFRvIII Fully human IgG1	Glioblastoma	Amgen	Phase I
1 ADCs	Not Identified	Maytansinoid	not Identified	Undisclosed cancers	Amgen	Phase 1

*Order of listing of ADCs approximates clinical development stage. †DM1 and DM4 are thiol-containing maytansinoids [11]; mc, maleimidocaproyl linker; MM multiple myeloma; MMAE, monomethylauristatin E; MMAF, monomethyauristatin F; SCLC, small cell lung cancer; SMCC, 4-(N-Maleimidomethyl) cyclohexanecarboxylic acid N-hydroxysuccinimide ester; SPDB, N-succinimidyl 3-(2-pyridyldithio)butyrate; SPP, N-succinimidyl 4-(2-pyridyldithio)pentanoate; sulfo-SPDB, N-succinimidyl-4-(2-pyridyldithio)-2-sulfobutanoate; vc, valine-citrulline dipeptide linker.

ADC Partnership Valuations

Partnership		Details of deal (US$ millions)*		Date of deal
Licensee (buyer)	Licenser (seller)	Upfront payment	Milestone payments (potential)	
Celgene	Sutro Biopharma	$500	Not applicable	Dec 2012
Abbott	Seattle Genetics	$25	$220	Oct 2012
Merck	Ambrx	$15	$288	Jun 2012
Eli Lilly	ImmunoGen	$20	$200	Dec 2011
Pfizer	Seattle Genetics	$8	$200	Jan 2011
Novartis	ImmunoGen	$45	$200	Oct 2010

Immuno-Oncology Therapeutic Development Strategy

- A new category of targeted therapeutics:
  - Antibody Drug Conjugates (ADC) with Dual Drug Payloads
  - Intra-cellular release, Extra-cellular release, or Intra/Extra cellular release of drug payloads

Therapeutic Rationale

- Targeted co-delivery of different compounds that have distinct yet synergistic mechanisms of action
  - Improves on approved therapies and addresses their life-cycle management needs
  - Advances innovative therapies

ADCs to Effectively co-Target Cancerous Cells and Stroma



Linker cleaved within the cell
Linker cleaved within the extracellular environment
IMIDs (lenalidomide, pomalidomide)
TLR agonists (Imiquimode, resiquimode, MCT465)
Anti-tubulin agents (taxol)
Tyrosine kinase inhibitors (Sunitinib)
Proteasome inhibitors (bortezomib)
Cytotoxic dsRNA (MCT485)
Activity modulation
Apoptosis
Tumor stroma cell (immune, endothelial, mesenchymal)
Cancerous cell expressing FZD7
(TNBC, HCC, other major epithelial cancers)

Dual Drug Targeting and Release Strategy



Heterobifunctional scaffold
Cathepsin B
Linker cleaved within the cell
Linker cleaved outside the cell
Matrix Metalloproteinases 2 & 9
Cell death or inhibition of proliferation
Increase cell susceptibility to chemotherapies
FZD7
Cytostatic effect
Cancerous Cell Expressing FZD7

Intracellular release:
Chemotherapies (Taxol, Doxorubicin)
Kinase Inhibitors (MAPK, MEK)
Proteasome Inhibitors

Extracellular release:
IMIDs, TLR agonists

Platform's Components

- Targeted delivery vector
  - Proprietary humanized antibodies
    - Anti-FZD7 mAb
      - Key component of the WNT pathway responsible for epithelial to mesenchymal transition (EMT)
      - Expressed on significant percentage of solid tumors including triple negative breast carcinoma and hepatocellular carcinoma
    - Anti-CD38 mAb
      - Glycoprotein with roles in cellular adhesion, signal transduction and Calcium influx regulation
      - Highly expressed in multiple myeloma; target validated in clinical trials

Platform's Components

- Innovative linkers and tethers that accommodate two distinct payloads onto mAb with control of the drug antibody ratio (DAR) and relative load
  - Compatible with conventional payload loading chemistry
  - Features two categories of linkers
    - Cleavable by Matrix Metaloproteinases (MMPs) in the extracellular milieu
    - Cleavable by Cathepsins within acidic endolysosomes
  - Similar or different categories of cleavable linkers can be utilized, to achieve co-delivery, or differential delivery of drugs, inside the cell and to the extracellular matrix

Platform's Components

- Payload categories
  - Requiring intra-cellular delivery
    - Cytotoxics (chemotherapies)
    - Cytostatic agents (small molecule targeted therapies)
  - Requiring extra-cellular delivery (diffusion within tumor microenvironment)
    - Immune modulating agents
    - Anti-angiogenic agents
    - Anti-metastatic agents

MCIT-455 Taxol-Doxorubicin Dual Drug Payload ADC Linker



XVI



XVII

MCIT-485 siRNA ADC Linker Technology



L

LI

Validated Development Platform

- $540 Million Development & Product License Agreement Completed with Oxis Biotech
  - $500K Up-front License & Technology Access Fees
  - $1.225 Million in R&D Cost Reimbursement
  - $12.75 Million in Clinical Development Milestone Payments
  - $10 Million Option for Manufacturing Rights
  - 3% Royalty Rate / Estimated $515 Million in Royalties over Agreement's term
  - Right to Use MCIT Linkers in 3 Oxis ADC Product Candidates

Product Pipeline

Product Candidate	Description	Indication	R&D	IND Enabling Studies GMP Manufacturing	Phase 1
MCIT-255	Anti-FZD7/TAXOL/IMIQUIMOD Dual Drug Payload ADC	Triple Negative Breast Cancer	→		
MCIT-355	Anti-FZD7/SUNITINIB/IMIQUIMOD Dual Drug Payload ADC	Primary Hepatocellular Carcinoma	→		
MCIT-375	Anti-CD38/BORTEZOMIB/LENALIDOMIDE Dual Drug Payload ADC	Multiple Myeloma	→		
MCIT-455	Anti-FZD7/TAXOL/DOXORUBICIN Dual Drug Payload ADC	Primary Hepatocellular Carcinoma Triple Negative Breast Cancer	→		
MCIT-485	Anti-FZD7/siRNA Targeted siRNA ADC	Primary Hepatocellular Carcinoma Triple Negative Breast Cancer	→		

Breast Cancer Strategy

- Development of the first immune activating taxol
  - Anti-FZD7 mAb as vector (target highly expressed in TNBC)
  - Payload 1 and linker for intra-cellular delivery of Taxol (anti-tubulin agent approved for breast cancer treatment)
  - Payload 2 and linker for extrcellular delivery of Imiquimod (TLR7 agonist approved for certain skin cancers)

ADC for TNBC: The First Targeted and Immunologically Active Taxol



Linker cleaved within the cell
Linker cleaved within the extracellular environment
TAXOL
IMIQUIMOD
IMIQUIMOD
TAXOL
Inhibition of proliferation and apoptosis of dividing cells
Apoptosis
Cancerous cell expressing FZD7 (TNBC)
IMIQUIMOD
TLR7
Activity modulation
Immune cells
Robust activation of local and systemic immunity against tumor antigens

An ADC Strategy for Hepatocellular Carcinoma

- Development of the first immune activating tyrosine kinase inhibitor
  - Anti-FZD7 mAb as vector (target highly expressed in hepatocellular carcinoma)
  - Payload 1 and linker for intra-cellular delivery: Sunitinib (multi-tyrosine kinase inhibitor approved for HCC treatment)
  - Payload 2 and linker for extracellular delivery: Imiquimod (TLR7 agonist approved for certain skin cancers)

ADC for HCC: The First Targeted and Immunologically Active Sunitinib


Linker cleaved within the cell
Linker cleaved within the extracellular environment
IMIQUIMOD
SUNITINIB
SUNITINIB
IMIQUIMOD
Induction of apoptosis
IMIQUIMOD
TLR7
Activity modulation
Apoptosis
Immune cells
Cancerous cell expressing FZD7 (HCC)

Robust activation of local and systemic immunity against tumor antigens

ADC for Hepatocellular Carcinoma (HCC)

- Sunitinib is the basis for standard of care of unresectable HCC ($B+ worldwide sales)
- Imiquimod is a potent immune activator, a niche drug for skin cancer
- FZD7 is prevalent in HCC which continues to be a major unmet medical need
- An anti-FZD7 ADDC integrating both drugs would:
  - Advance a potent and targeted immune active Sunitinib
  - Address their life cycle management needs

An ADC Strategy for Multiple Myeloma

- Development of the first targeted and immune activating proteasome inhibitor
  - Anti-CD38 or Anti-ICAM mAb as vector (target highly expressed in multiple myeloma)
  - Payload 1 and linker for intra-cellular delivery of bortezomib (proteasome inhibitor approved for multiple myeloma treatment)
  - Payload 2 and linker for extracellular delivery of lenalidomide (IMID approved for multiple myeloma treatment)

ADC for Multiple Myeloma: Integrating Two Key Mechanisms within a Single Targeted Compound



Linker cleaved within the cell
Linker cleaved within the extracellular environment
LENALIDOMIDE
BORTEZOMIB
BORTEZOMIB
LENALIDOMIDE
LENALIDOMIDE
Induction of apoptosis
TLR7
Inhibition of tumor stroma, cell invasion, angiogenesis, and activation of immunity
Activity modulation
Apoptosis
Immune cells and tumor stroma

Cancerous cell expressing CD38 or ICAM
(multiple myeloma)

ADC for Multiple Myeloma

- Proteasome inhibitors and IMIDs are major components of the standard of care in myeloma ($B+ worldwide sales)
- CD38 expression is prevalent and a validated target in Multiple Myeloma
- Myeloma continues to be a major unmet medical need as it is not curable
- An anti-CD38 or anti-ICAM ADC integrating both drugs would
  - Advance a potent, targeted and immune active proteasome inhibitor
  - Address these drugs' life cycle management needs

Anti-FZD7 Taxol- Imiquimod ADC Development Timeline


Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Select chemistry vendors
Generate tether, linker, Taxol
Test these components
If components non-toxic
Secure clone from Abnova
Select CRO
Humanize anti-FZD7 antibody
Demonstrate equivalence
of humanized anti-FZD7 antibody
(in vitro, biodistribution)
Generate ADCs with CRO vendor
Test in vitro activity
If POC achieved
Generate orthotopic xenografts
Test in vivo activity

Summary

- Targeted therapy
- Within the rapidly growing immuno-oncology space
- Leverages advanced protein-drug conjugate engineering
- Tackles complexity of tumor biology
- Dual opportunity: platform technology and specific therapeutic candidates

MultiCell Immunotherapeutics

Overview

FALL 2016